                                                                  EXHIBIT 99.38

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

American Hawaii Properties Corporation (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------------
Nicholas J. Davison
Senior Vice President



/s/ Randal L. Talcott
------------------------------------
Randal L. Talcott
Vice President - Finance

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to December Monthly Operating Report

                                          Summary Of Bank, Investment & Petty Cash Accounts                         Attachment 1
                                               American Hawaii Properties Corporation
Summary                                                Case No: 01-10976 (EIK)                                         UNAUDITED
American Hawaii Properties Corp                      For Month Of December, 2001

                                               Balances
                                  -----------------------------------   Receipts &          Bank
                                      Opening             Closing       Disbursements       Statements      Account
Account                           As Of 12/01/01       As Of 12/31/01   Included            Included        Reconciled
-------                           --------------       --------------   -------------       ----------      ----------
AHC - Honolulu Payroll                 9,654.83           58,170.75   Yes                   No - Not        No
Bank One                                                                                    Concentration
Account # - 552-0110673379                                                                  Account

American Hawaii Pro DBA A               48,274.14              0.00   Yes                   No - Not         No
Bank of Hawaii                                                                              Concentration
Account # - 0001-037773                                                                     Account

Honolulu Office                          2,607.07         NA          No                    Not A Bank       No
Petty Cash                                                                                  Account

                                                     Receipts & Disbursements                                Attachment 2-1
                                              American Hawaii Properties Corporation
R&D - BANK ONE                                        Case No: 01-10976 (EIK)                                    UNAUDITED
AHC HONOLULU PAYROLL                                         Bank One
                                                      AHC - Honolulu Payroll
                                                    Account # - 552-0110673379
                                                  1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                9,654.83
Receipts
                               50,000.00       From The Delta Queen Steamboat Co -
                                                 Hibernia - DQ Master Cash - Account (812-395-335)
                                3,617.00       From The Delta Queen Steamboat Co - Bank One
                                                 DQ Credit Card - Account (552-011062868)

                               ---------
                               53,617.00       Total Receipts

Disbursements
                               (5,101.08)      Payroll

                               ---------
                               (5,101.08)      Total Disbursements

Closing Balance - 31 Dec 01
                               58,170.75

                                                     Receipts & Disbursements                      Attachment 2-2
                                              American Hawaii Properties Corporation
R&D - BANK OF HAWAII                                 Case No: 01-10976 (El K)                           UNAUDITED
AHC-GENERAL                                               Bank of Hawaii
                                                           AHC - General
                                                      Account # - 0001-037773
                                                  1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
                              48,274.14

Receipts

                              ----------
                                    0.00       Total Receipts
Disbursements
                              (48,274.14)      To The Delta Queen Steamboat Co -
                                                Hibernia - DQ Master Cash - Account (812-395-335)

                              ----------
                              (48,274.14)      Total Disbursements

Closing Balance - 31 Dec 01
                                    0.00

           Concentration & Investment Account Statements           Attachment 3
                         American Hawaii Properties Corp
Summary                      Case No: 01-10968 (EIK)
American Hawaii            For Month Of December, 2001
Properties Corp
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1

currency USD
  Company=52 (AHC - HONOLULU OFFICE)

                                                                  PTD-Actual
                                                                     DEC-01
                                                                  ----------
Revenue
 Gross Revenue                                                          0.00
 Allowances                                                             0.00
                                                                   ---------
 Net Revenue                                                            0.00

Operating Expenses
 Air                                                                    0.00
 Hotel                                                                  0.00
 Commissions                                                            0.00
 Onboard Expenses                                                       0.00
 Passenger Expenses                                                     0.00
 Vessel Expenses                                                        0.00
 Layup/Drydock Expense                                                  0.00
 Vessel Insurance                                                       0.00
                                                                   ---------
 Total Operating Expenses                                               0.00
                                                                   ---------
 Gross Profit                                                           0.00

SG&A Expenses
 General and Admin Expenses                                             0.00
 Sales & Marketing                                                  1,905.97
 Pre-Opening Costs                                                      0.00
                                                                   ---------
Total SG&A Expenses                                                     0.00
                                                                   ---------
 EBITDA                                                            (1,905.97)
 Depreciation                                                           0.00
                                                                   ---------
 Operating Income                                                  (1,905.97)

 Other Expense/(Income)
 Interest Income                                                        0.00
 Interest Expense                                                       0.00
 Equity in Earnings for Sub                                             0.00
                                                                   ---------
 Total Other Expense/(Income)                                           0.00
                                                                   ---------
 Net Pretax Income/(Loss)                                          (1,905.97)
                                                                   ---------
 Income Tax-Expense                                                     0.00
                                                                   ---------
 Net Income/(Loss)                                                 (1,905.97)
                                                                   ---------

                                                                  Attachment 5-1

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

currency USD
 Company=52 (AHC - HONOLULU OFFICE)

                                         YTD-Actual           YTD-Actual
                                         DEC-O1               OCT-01
                                         -------------        -------------
ASSETS
 Cash and Equivalent                         16,365.26           175,430.72
 Restricted Cash                                  0.00                 0.00
 Marketable Securities                            0.00                 0.00
 Accounts Receivable                              0.00             1,334.40
 Inventories                                598,546.64         1,214,962.00
 Prepaid Expenses                              (528.80)            7,240.63
 Other Current Assets                             0.00                 0.00
                                         -------------        -------------
         Total Current Assets               614,383.10         1,398,907.75
 Fixed Assets                             1,553,888.60         1,553,888.60
 Accumulated Depreciation                  (591,442.88)         (591,442.88)
                                         -------------        -------------
         Net Fixed Assets                   962,445.72           962,445.72
 Net Goodwill                                     0.00                 0.00
 Intercompany Due To/From                (3,118,940.38)       (3,743,572.98)

 Net Deferred Financing Fees                      0.00                 0.00
 Net Investment in Subsidiaries                   0.00                 0.00
 Other Non Current Assets                         0.00                 0.00
                                         -------------        -------------
         Total Other Assets              (3,118,940.38)       (3,743,572.98)
                                         -------------        -------------
         Total Assets                    (1,542,111.56)        1,382,159.51)
                                         -------------        -------------

                                                                  Attachment 5-2

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-O1

currency USD
 Company=52 (AHC - HONOLULU OFFICE)

                                            YTD-Actual           YTD-Actual
                                            DEC-O1               OCT-01
                                            -------------        -------------
LIABILITIES
 Accounts Payable                                    0.00                 0.00
 Accrued Liabilities                            (6,104.29)                0.00
 Deposits                                            0.00                 0.00
                                            -------------        -------------
    Total Current Liabilities                   (6,104.29)                0.00
 Long Term Debt                                      0.00                 0.00
 Other Long Term Liabilities                         0.00                 0.00
                                            -------------        -------------
    Total Liabilities                           (6,104.29)                0.00

OTHER
 Liabilities Subject to Compromise                   0.00                 0.00
                                            -------------        -------------
    Total Other                                      0.00                 0.00

OWNER'S EQUITY
 Common Stock                                    1,000.00             1,000.00
 Add'1 Paid In Capital                               0.00                 0.00
 Current Net Income (Loss)                  (1,537,648.72)       (1,383,800.96)
 Retained Earnings                                 641.45               641.45
                                            -------------        -------------
    Total Owner's Equity                    (1,536,007.27)        1,382,159.51)
                                            -------------        -------------
    Total Liabilities & Other &             (1,542,111.56)       (1,382,159.51)
                                            -------------        -------------

American Hawaiian Properties Corporation
Case #: 01-10976

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

                                                              BEGINNING                                             ENDING
 AFFILIATE NAME                               CASE NUMBER     BALANCE           DEBITS             CREDITS          BALANCE
American Classic Voyages Co.                  01-10954         (2,408,905.56)   100,625.25      182,738.64          (2,491,018.95)
AMCV Cruise Operations, Inc.                  01-10967         (5,188,224.89)       621.43          500.00          (5,188,103.46
The Delta Queen Steamboat Co.                 01-10970                316.33                      6,029.32              (5,712.99)
Great AQ Steamboat, L.L.C.                    01-10960              1,496.24                                             1,496.24
Great River Cruise Line, L.L.C.               01-10963             (9,562.38)                                           (9,562.38)
Cruise America Travel, Incorporated           01-10966             (1,126.92)                                           (1,126.92)
Cape Cod Light, L.L.C.                        01-10962             31,777.30                                            31,777.30
Project America, Inc.                         N/A               1,297,351.35                                         1,297,351.35
Oceanic Ship Co.                              N/A               3,724,194.25                                         3,724,194.25
Cat II, Inc. (Footnote # )                    01-10968                (96.00)                                              (96.00)
Great Hawaiian Cruise Line, Inc.              01-10975               (743.26)                                             (743.26)
Great Hawaiian Properties Corporation         01-10971             62,858.55                        428.54              62,430.01
Cat II, Inc, Great Independence Ship Co.      01-10969           (543,024.70)             -                           (543,024.70)
                                              01-10968             (3,579.11)             -              -              (3 579 11)
                                                               -------------------------------------------------------------------
                                                               (3,037,268.80)    101,246.68     189,696.50          (3,125,718.62)
                                                               ===================================================================

                     American Hawaii Properties Corporation

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                     American Hawaii Properties Corporation

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Amount represents warehoused inventories. Physical counts were performed in November, 2001, and quantities were valued at average cost. Inventories are currently held for auction.